UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): May 14, 2003


                      US Biodefense, Inc.
             ---------------------------------------
       (Exact name of Registrant as specified in charter)


        Utah               000-31431            33-0052057
   -------------          -----------          ------------
  (State of Other         (Commission          (IRS Employer
    Jurisdiction         File Number)       Identification No.)
 of Incorporation)


     13674 E. Valley Blvd.
     City of Industry, CA                    91746
  ---------------------------              ----------
(Address of Principal Executive            (Zip Code)
           Offices)


Registrant's telephone number, including area code: (626) 961-8039

                         Piedmont, Inc.
                  1001 - 17th Street, Suite M
                      Costa Mesa, CA 92626
        ---------------------------------------------
 (Former Name or Former Address, if Changed Since Last Report)












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     Item 4.  Changes in Registrant's Certifying Accountant

     On May 27, 2003, the Company dismissed Banker & Co. as its principal certifying accountants. None of the reports of Banker & Co. on the financial statements of the Company contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope or accounting principles, nor have there been at any time, disagreements between the Company and Banker & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

     During the Company's two most recent fiscal years and during any subsequent interim periods preceding the date of termination, there were no disagreements with Banker & Co. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to Banker & Co.'s satisfaction, would have caused them to refer to the subject matter of the disagreement(s) in connection with their report; and there were no "reportable events" as defined in Item 304 (a)(1)(v) of the Securities and Exchange Commission's Regulation S-K.

     The Company has subsequently engaged Beckstead & Watts, LLP as its independent accountants for the fiscal year ending December 31, 2003. During the most recent two fiscal years and during the subsequent interim period ending March 31, 2003, neither the Company nor anyone engaged on its behalf has consulted with Beckstead & Watts, LLP regarding: (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v) of Regulation S-K).

     The Company has furnished Banker & Co. with a copy of the disclosures under this Item 4 and has requested that Banker & Co. provide a letter addressed to the SEC stating whether or not they agree with the statements made herein or stating the reasons in which they do not agree. The letter from Banker & Co. is filed herewith.

Item 5.  Other Events and Regulation FD Disclosure

     The  Company has filed an amendment with the State  of  Utah
Department of Commerce to change the name of the Company from Piedmont, Inc. to U.S. Biodefense, Inc.

     A majority of the shareholders of the Company have elected to effect a reverse stock split whereby one post-split share of the Company's $0.001 par value common stock will be issued for every 100 pre-split shares of the Company common stock held by the shareholders of the Company.

     Additionally, the Company has submitted a request with Nasdaq Market Integrity to change its ticker symbol

Item 6.  Resignations of Registrant's Directors

     The Board of Directors has tendered the resignations of Vincent van den Brink, as President and Director of the Company, and Rita Thomas, as Secretary, Treasurer and Director of the Company.

     David Chin has been elected to serve as the President, Secretary, Treasurer and Director of the Company.






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Item 7.  Exhibits

     99.1  Letter from Jitendra Shantikumar Banker, C.P.A.



                           Signatures

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Signature               Title                  Date
     ---------               -----                  ----


   /s/ David Chin        President and          June 9, 2003
--------------------       Director
     David Chin





























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